SCHEDULE 14A
                                (RULE 14A- 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 (A)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____ )

Filed by the registrant                           [x]
Filed by a party other than the registrant        [ ]

Check the appropiate box:

[x]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12

                          JOHN HANCOCK CAPITAL SERIES
              (Name of Registrant as of specified in Its Charter)

                          JOHN HANCOCK CAPITAL SERIES
                  (Name of person(s) Filing Proxy Statements)

                                                  July 7, 1998


                        John Hancock Special Value Fund


Dear Fellow Shareholder:

I am writing to ask for your vote on a proposal that the Special Value Fund's Trustees believe will benefit you and your Fund over the long term.

As you know, your Fund has historically sought capital appreciation with income as a secondary consideration. To pursue this objective, your Fund's management team has focused on investment opportunities in small-company stocks whose prices are below what the Fund's portfolio management team believes are their true value. This value-oriented approach to small-cap investing has served investors well in terms of capital appreciation--since the Fund began in December 1994, the share price for Class A shares has risen from $8.50 to $13.48 as of March 31, 1998. As you may know, however, your Fund has not paid a dividend for the last several quarters. This is not surprising given its emphasis on smaller companies, which tend to reinvest earnings back into their businesses rather than pay quarterly dividends.

Due to your Fund's small-cap focus and diminished prospects for quarterly income, it is more accurately classified as a growth fund seeking capital appreciation without regard to income. Consequently, your Trustees believe it is in shareholders' best interests to remove the reference to "income as a secondary consideration" from your fund's investment objective. If this change is approved, your Fund will move from the John Hancock Growth and Income Funds prospectus, where the Fund is currently offered, to the John Hancock Growth Funds prospectus. This move entails a reorganization of your Fund's underlying legal trust to match that of the other growth funds. This will have no federal income tax consequences to you and is intended to increase efficiency while reducing printing, registration, accounting, legal and other fees.

Since investors and investment professionals interested in a small-cap strategy seeking capital appreciation are more likely to consult a growth funds prospectus than a growth and income funds prospectus, we believe this move will enhance your Fund's marketability and asset growth potential. Over time, a greater asset base should help lower expenses for you as a Special Value Fund shareholder.

Your Fund's Trustees are also asking you to remove or amend two investment restrictions that limit your Fund's ability to respond to changing market conditions. Updating these restrictions will bring the Fund in line with established standards maintained by the majority of funds within John Hancock.

No Cost to Your Fund or Change in Investment Strategy
Though these proposals require your vote, please be assured that your Fund will not bear the cost for either the voting process or making the changes. In addition, these proposals do not in any way signal a change in your Fund's investment strategy. Portfolio Manager Timothy E. Keefe and your Fund's portfolio management team will continue to seek capital appreciation by targeting small-company stocks whose prices they believe to be below their true value.
These proposals have been unanimously approved by your Fund's Board of Trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I urge you to read both thoroughly before voting.

Your Vote Is  Critical!
No matter what the size of your investment, your vote makes a difference. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

                                                  Sincerely,


Enclosure                                         Edward J. Boudreau, Jr.
370PX 6/98                                        Chairman and CEO
--------------------------------------------------------------------------------
John Hancock Advisers, Inc. John Hancock Funds, Inc.*, Boston, MA 02199 The Patriot Group, Inc. John Hancock Advisers International, Ltd. NM Capital Management Inc., Sovereign Asset Management Corporation

How has the Special Value Fund performed?
By following its value-oriented approach to small-cap investing, your Fund's Class A shares have posted average annual total returns for the period ended March 31, 1998 of 35.46% over the past year, 19.55% over the past three years and 17.97% since inception in December 1994. The Fund's Class B shares have posted average annual total returns of 36.65% over the past year, 20.04% over the past three years and 16.82% since inception in December 1994. These performance figures reflect payment of the maximum sales charge and are not a guarantee of future returns.

Why hasn't the Fund paid quarterly dividends recently?
As you know, a stock fund pays income when the stocks in its portfolio pay out earnings to stockholders in the form of dividends. Stocks of large, established companies tend to pay their earnings as dividends to shareholders, while small companies often reinvest those earnings back into their business. Consequently, large-company stock investments tend to offer investors a combination of capital appreciation and income, while small-company stock investments may offer higher appreciation potential, but limited income.

Does this mean my Fund will not pay dividends?
The proposal will not have any effect on your Fund's current income potential, but its dividend payment schedule will change. Consistent with most growth funds, your Fund will adopt an annual dividend schedule if this proposal is approved. Consequently, if your Fund produces dividends in the future, they would be paid in December rather than quarterly.

If the Fund's investment objective is adjusted to remove the reference to income, will its strategy change or will it become more aggressive?
These proposed changes will not affect the portfolio management team's investment style in any way. Portfolio Manager Timothy Keefe, CFA and his seasoned investment team will continue to seek capital appreciation by investing in stocks of small companies whose current share prices appear to be below their true value. To provide current and prospective shareholders with the clearest possible representation of the Fund's investment strategy and goals, the proposed adjustment will better reflect the Fund's long-standing focus on small-cap stocks.

How can moving my Fund to the growth prospectus benefit me?
As you may know, a fund's prospectus details its strategy, investment objective, risks and expenses. It must be reviewed by a prospective investor before he or she invests. You may also be aware that we recently consolidated our prospectuses by investment objective, making it easier for investors and investment professionals to review the range of funds we offer within each objective. As might be expected, investment professionals and their clients interested in a growth investment are more likely to find a fund like Special Value, if it is listed in our growth prospectus with other growth funds. Listing your Fund in a more appropriate prospectus may, in turn, lead to higher sales, greater assets under management and lower expenses for you and your fellow shareholders.

What is the Fund's underlying trust and why will it be reorganized?
Your Fund's underlying trust spells out your Fund's legal structure. The trust sets your Fund's fiscal year end, which determines your Fund's accounting, printing and SEC filing schedules. To increase efficiency, similar funds are typically grouped under one trust. Consequently, if your Fund moves from the Growth and Income Funds prospectus to the Growth Funds prospectus, it will be removed from its current trust and added to the same trust as our other growth funds. This proposed reorganization will have no federal income tax consequences to you and will not affect your Fund's investment style in any way.

What's the difference between value- and growth-oriented investing? Can a growth fund have a value investment style?
Stocks and stock mutual funds are often divided into two categories: value and growth. Value-oriented stock funds typically invest in stocks whose prices appear to be below their true value, with the objective of profiting once the stock market recognizes their actual worth and drives their stock prices up. Growth-oriented stock funds, on the other hand, focus on stocks of companies whose earnings growth outpaces their peers, justifying their potentially higher stock prices. When portfolio managers believe these companies' earnings growth will continue, they often add these stocks to their portfolio. In pursuing capital growth, mutual funds can follow a value- or growth-oriented investment style. In fact, many growthoriented investors invest in both styles to achieve their goals.

Why are two investment restrictions being amended?
Before October 1996, state securities commissions had the authority to regulate mutual fund operations. That authority has since been revoked so that two of your fund's investment policies, those governing pledging assets and issuer diversification, are now more restrictive than federal law requires. Relaxing these restrictions will bring your fund into conformity with the standards maintained by most of John Hancock's other funds. It will also give your fund more flexibility to respond to changes and opportunities in the marketplace.

                         JOHN HANCOCK SPECIAL VALUE FUND
                    (a series of John Hancock Capital Series)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 1998

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Special Value Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 16, 1998 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock Capital Series (Capital Series) into a series of John Hancock Investment Trust II (Investment Trust II). Your board of trustees recommends that you vote FOR this proposal.

2. A proposal to amend your fund's investment objective to eliminate the reference to income as a secondary consideration. Your board of trustees recommends that you vote FOR this proposal.

3(a)-(b).         A  proposal  to  amend or  eliminate  certain  of your  fund's fundamental investment restrictions. Your board of trustees recommends that you vote FOR this proposal.

4.                Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on June 19, 1998 are entitled to vote at the meeting and any related follow-up meetings. Fund shareholders will not pay the costs associated with the special meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.


                                         By order of the board of trustees,
                                         Susan S. Newton
                                         Secretary

July 7, 1998

                        PROXY STATEMENT OF
                         JOHN HANCOCK SPECIAL VALUE FUND
                    (a series of John Hancock Capital Series)

This proxy statement contains the information you should know before voting on the proposals as summarized below.

Special Value Fund will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Shareholders who want to obtain a copy of the fund's report(s) should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 16, 1998 at 9:00 a.m., eastern time. The purpose of the meeting is to consider:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock Capital Series (Capital Series) into a new series of John Hancock Investment Trust II (Investment Trust II).

2. A proposal to amend your fund's investment objective to eliminate the reference to income as a secondary consideration.

3(a)-(b). A proposal to amend or eliminate certain of your fund's fundamental investment restrictions.

4.        Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your fund's shareholders on or about July 7, 1998.

Who is Eligible to Vote?

Shareholders of record on June 19, 1998 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                            TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Purpose of the Reorganization

Your fund has historically focused its investments on stocks with a median market capitalization below $1 billion (small capitalization stocks). As a result, your fund typically appeals to investors seeking long-term capital appreciation or growth. The fund's management believes that your fund would be better positioned to increase its asset size if it were offered with other John Hancock growth funds in the growth funds' consolidated prospectus.

The fund's management expects that shareholders will ultimately benefit from an increase in the fund's asset size. An increase in asset size may increase the number of investments in the portfolio or increase the size of a particular investment in the portfolio. An increased number of portfolio investments means an increased diversity of the fund's holdings which helps to reduce the volatility of the fund's net asset value. The portfolio manager may also be better able to meet redemption requests if the fund has more cash flow so that desirable portfolio investments do not have to be reduced to meet redemptions. An increase in your fund's asset size may also result, over time, in lower annual fund operating expenses.

The John Hancock growth funds seek long term growth by investing primarily in common stocks, as your fund does. Funds seeking growth of capital are often divided into two basic styles--growth funds focusing on stocks of companies whose earnings growth outpaces their peers, and value funds like your fund, which invest in stocks that appear to be trading at prices below their true value.

All John Hancock growth funds are offered in the same consolidated prospectus and have an October 31 fiscal year end. In order to administer and operate the funds in the consolidated prospectus efficiently, each fund must have the same fiscal year end. Therefore, before your fund is offered in the growth fund consolidated prospectus, its fiscal year end must be changed to October 31. Currently, your fund is a series of Capital Series with a December 31 fiscal year end. To move into the growth funds' prospectus, your fund must be moved out of Capital Series and relocated as a series of a trust that has an October 31 fiscal year end, Investment Trust II. The most efficient way to move your fund is by a tax-free reorganization of the type described in this proxy statement.

Based on information provided by the fund's adviser and distributor, your board of trustees believes that repositioning the fund as a growth fund may increase its asset size. Because it believes that a repositioned fund would operate more efficiently as a series of a different trust, your board of trustees has determined that the proposed reorganization will be in the best interest of the fund and the shareholders.

Description of Reorganization

You are being asked to approve an agreement and plan of reorganization, a copy of which is attached as Exhibit A. The agreement provides for the reorganization of your fund on the following terms:

o The reorganization is scheduled to occur on October 31, 1998. Your fund will transfer all of its assets to a new series of Investment Trust II and the new series will assume all of your fund's liabilities. Until the completion of this transfer and the actions described below, the new series will have no assets and no shareholders.

o The new series will issue to your fund a number of Class A, Class B and Class C shares identical to the number of, and with the same net asset value per share as, your fund's Class A, Class B and Class C shares, respectively. As part of the liquidation of your fund, these shares will be distributed to Class A, Class B and Class C shareholders of record of your fund on the reorganization date after the vote described below. As a result, Class A, Class B and Class C shareholders of your fund will end up as Class A, Class B and Class C shareholders, respectively, of the new series.

o Your fund, as the only shareholder of the new series until your fund distributes shares to you, will vote to approve the investment management contract between the new series and John Hancock Advisers, Inc. (JHA) and the new series' Rule 12b-1 plan that are identical to the existing contract and Rule 12b-1 plan.

o After the reorganization is over, the existence of your fund will be terminated, and its business will continue to be carried on by the new series in substantially the same manner as it had been carried on by your fund.

o Your fund's board of trustees may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if the board believes that proceeding with the reorganization would no longer be advisable.

The following diagram shows how the reorganization would be carried out:

Special Value Fund            Special Value Fund's       New Special Value Fund
transfers assets and          assets and liabilities     receives assets and
liabilities to New Special                               assumes liablilities
    Value Fund                                           of Special Value Fund


Class A       Class B       Class C        Issues Class  Issues Class   Issues Class
shareholders  shareholders  shareholders   C shares      B shares       A shares
                    Your fund  receives New Special  Value Fund Class C
                    shares and distributes them to your fund's Class C
                                       shareholders

                    Your fund receives New Special Value Fund Class B shares and distributes them to your fund's
                    Class B shareholders

Your fund  receives  New  Special  Value Fund Class A shares and  distributes them to your fund's Class A shareholders

 [The above was represented as a diagram illustrating the reorganization]

Governance of the Fund

If shareholders approve this proposal, the fund will be governed by the declaration of trust of Investment Trust II rather than the declaration of trust of Capital Series. The Investment Trust II declaration is substantially similar to the Capital Series declaration, except that the Investment Trust II declaration provides the trustees with broader authority to amend the declaration of trust without shareholder approval, thus avoiding the need for costly shareholder meetings. However, the declaration does provide that trustees may not amend the declaration to impair any voting or other rights of shareholders prescribed by federal or state law.

Since the boards of trustees of Capital Series and Investment Trust II are comprised of the same persons, your board of trustees will not change as a result of the reorganization. Ernst & Young will continue to serve as the fund's independent auditor. Investors Bank & Trust Company and John Hancock Funds, Inc. (John Hancock Funds) will continue to provide custody and distribution services to the fund. The fee schedules for services provided to the new series under the contracts described above will be identical to those in effect before the reorganization.

The terms of the fund's investment management contract, Rule 12b-1 distribution plans and Rule 18f-3 multiple class plan will not change.

Except as described below, and subject to your approval, your fund's investment policies and investment strategies will not change.

Shareholder Accounts and Elections

The fund's transfer agent, John Hancock Signature Services, Inc., will establish accounts for all fund shareholders containing the appropriate number of shares of the new series to be received by each shareholder as a part of the reorganization. Each account and its elections will be identical in all material respects to those currently maintained by the fund for its shareholders.

Expenses of the Reorganization

JHA has agreed to bear the costs related to the reorganization for your fund and the new series.

Tax Consequences of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o        The  reorganization  will be a  "reorganization"  within the meaning of
         Section 368(a)(1) of the Internal Revenue Code of 1986 (Code), and each fund will be "a party to a reorganization" within the meaning of
         Section 368 of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets and liabilities to the new series as described above or (2) the distribution by your fund of shares of the new series to your fund's shareholders;

o No gain or loss will be recognized by the new series upon the receipt of your fund's assets solely in exchange for the issuance of shares of the new series and the assumption of all of your fund's liabilities by the new series;

o The tax basis of the assets of your fund acquired by the new series will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of the new series will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for shares of the new series as part of the reorganization;

o The tax basis of shares of the new series received by your fund's shareholders in the reorganization will be the same as the tax basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the shares of the new series received by your fund's shareholders will include the tax holding period of your fund's shares surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of exchange.


                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees, including the trustees who are not "interested persons" of the fund, the new series or JHA (independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization.

If the required approval of shareholders is not obtained, the fund will remain as a series of Capital Series.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to approve the agreement and plan of reorganization.

                                   PROPOSAL 2
            TO AMEND THE FUND'S INVESTMENT OBJECTIVE TO ELIMINATE THE
                REFERENCE TO INCOME AS A SECONDARY CONSIDERATION

If the fund's shareholders approve this proposal, the fund's investment objective will be amended to eliminate the reference to income as a secondary consideration.

The fund's primary objective has been and will continue to be "capital appreciation." The fund has historically focused its investments on stocks with a median market capitalization below $1 billion (small capitalization stocks). Because income was a secondary consideration, the fund is not required to be managed to produce a predictable level of income. For the past several quarters, the fund has not paid any dividend from income on its shares. To avoid suggesting to investors that the fund will yield a regular dividend, the trustees believe that it is appropriate to delete the reference to income in the fund's objective.


                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees, including the independent trustees, recommends that the shareholders of the fund approve amending the fund's investment objective to eliminate the reference to income as a secondary objective.

If the required approval of shareholders is not obtained, the fund's investment objective will remain unchanged.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment objective to eliminate the reference to income as a secondary consideration.


                               PROPOSALS 3(a)-(b)
              TO AMEND OR ELIMINATE CERTAIN INVESTMENT RESTRICTIONS

The Investment Company Act of 1940 (the Act) governs many mutual fund operations. The Act requires that funds adopt fundamental restrictions with respect to certain types of investments and practices that may be changed only with shareholder approval. It is being proposed that the fund's diversification and pledging restrictions be changed to reflect the elimination of additional state regulations that formerly imposed these restrictions. Both the current and the revised investment restrictions are listed in Exhibit B to this proxy statement.

The  following  is  a  summary  of  the  proposed   changes  to  the  investment
restrictions. The restrictions are summarized individually and will be voted upon separately.

Proposal 3(a): To Eliminate the Investment Restriction on Pledging Assets

Until October 11, 1996, state securities commissions regulated the investment policies and restrictions of mutual funds and required funds to adopt fundamental restrictions not required by the Act. The Act was amended in 1996 to abolish the authority of these agencies to regulate the investment practices of funds.

The fund's fundamental restriction on pledging or mortgaging its assets was imposed under state securities laws that no longer apply to the fund. The fund's borrowing activities are already regulated by the fund's separate restriction on borrowing, and the restriction on pledging and mortgaging assets is redundant. Consequently, your fund's board recommends that you vote to eliminate this restriction.

Proposal 3(b): To Amend the Investment Policy on Issuer Diversification

To be classified as a diversified investment company under the Act, a fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S.
Government securities or securities of other funds.

The fund's current investment restriction is more restrictive than the Act requires because it applies to 100% of the fund's assets. This means that the fund may not hold more than 5% of its assets in any one issuer. JHA is recommending that you approve amending this restriction to conform it to the diversification test imposed by the Act.

Changing this restriction will enable the fund to invest a greater portion of its assets in, and to acquire a greater percentage of, the securities of any one issuer. The fund's ability to invest in any one issuer will still be limited by its diversified status under the Act. To the extent that the fund's portfolio becomes less diversified, it may suffer losses due to adverse events affecting a particular issuer.


                       BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's pledging and diversification restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to change the fund's pledging and diversification restrictions.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

The trustees of your fund recommend that the  shareholders of your fund vote for
the   proposal  to  amend  or  eliminate   certain  of  the  fund's   investment
restrictions.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of JHA, the fund's principal distributor, John Hancock Funds, and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $_______, which will be paid by JHA.

The mailing address of the fund, JHA and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of June 19, 1998, _____________ Class A shares, __________ Class B shares and ______________ Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on June 19, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of
adjournment,   and  will  vote  those  proxies  against  the  proposal   against
adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of May 29, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

[Insert Table of 5% and > shareholders here]

 As of May 29, 1998, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                                    EXHIBIT A

                         JOHN HANCOCK SPECIAL VALUE FUND
                      Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of June, 1998, between John Hancock Capital Series, a Massachusetts business trust (the "Existing Trust"), on behalf of John Hancock Special Value Fund (the "Fund"), and John Hancock Investment Trust II, a Massachusetts business trust (the "Successor Trust"), each with principal offices at 101 Huntington Avenue, Boston, Massachusetts 02199.

1.       Plan of Reorganization and Liquidation

         (a) The Existing Trust, on behalf of the Fund, shall assign, sell, convey, transfer and deliver to a new series of the Successor Trust (the "Successor Fund") at the Closing provided for in
                  Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Successor Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Successor Trust shall issue and deliver to the Fund a number of full and fractional shares of each class of shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of the corresponding class of shares of the Fund then outstanding.

         (b)      Upon consummation of the transactions described in paragraph
                  (a) of this Section 1, the Existing Trust, on behalf of the Fund, shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. This distribution shall be accomplished by establishing an account on the share record books of the Successor Fund in the name of each shareholder of each class of shares of the Fund, representing with respect to each class of shares of the Successor Fund the number of full and fractional Successor Fund Shares equal to the number of shares of the corresponding class of shares of the Fund owned of record by the shareholder at the Closing Date.

         (c) As promptly as practicable after the above liquidation of the Fund, the legal existence of the Fund shall be terminated.

2. Closing and Closing Date. The Closing shall occur at the end of the day on October 31, 1998 or at such later time and date as the parties may mutually agree (the "Closing Date").

3. Conditions Precedent. The obligations of the Existing Trust, the Fund, the Successor Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

         (a) All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

         (b) Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund;
                  (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets;
                  (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each shareholder, the shareholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

         (c) This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")). All shares of the Fund will be voted together as a single class.

         (d) The Successor Trust, on behalf of the Successor Fund, shall have entered into an Investment Management Contract with John Hancock Advisers, Inc. which shall be substantially identical in form and substance to the Investment Management Contract in effect at the Closing Date between the Fund and John Hancock Advisers, Inc. The Investment Management Contract shall have been approved by the Trustees of the Successor Trust, including, to the extent required by law, the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

         (e) The Successor Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with John Hancock Signature Services, Inc. and a Distribution Agreement with John Hancock Funds, Inc. These agreements shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. These agreements shall have been approved by the Trustees of the Successor Trust and, to the extent required by law, by the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

         (f) The Trustees of the Successor Trust, including those Trustees of the Successor Trust who are not "interested persons" of the Successor Trust as defined in the 1940 Act, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. This selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

         (g) The Successor Trust, on behalf of the Successor Fund, shall have adopted a Class A Shares Distribution Plan, a Class B Shares Distribution Plan, and a Class C Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act substantially identical in form and substance to the Fund's Class A Shares Distribution Plan, Class B Shares Distribution Plan, and Class C Shares Distribution Plan, respectively, in effect on the Closing Date. Each of the Successor Fund's Distribution Plans shall be approved by the Trustees of the Successor Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund, prior to the consummation of the Reorganization.

At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust if, in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

4. Amendment. This Agreement may be amended at any time by action of the Trustees of the Existing Trust and the Trustees of the Successor Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

5. Termination. The Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

6. Limitation of Liability of the Trustees and the Shareholders. Copies of the Declaration of Trust of the Existing Trust and the Successor Trust, as each may be amended from time to time, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in each instrument. The obligations assumed by the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund and their respective assets. None of the other series of the Existing Trust or the Successor Trust shall be liable for any obligations assumed by the Fund or the Successor Fund hereunder. No party named herein shall seek satisfaction of any obligation hereunder from the shareholders or any shareholder of the Existing Trust, the Fund, the Successor Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Successor Trust or the Trustees of the Existing Trust or any individual Trustee.

This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all counterparts together shall constitute only one instrument.


         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                     JOHN HANCOCK CAPITAL SERIES, on behalf of its series John Hancock Special Value Fund



Attest: ____________________________      By: _________________________________
                  Secretary                             Vice Chairman




                                     JOHN HANCOCK INVESTMENT TRUST II,
                                     on behalf of its series John Hancock
                                     Special Value Fund



Attest: ____________________________      By: _________________________________
                  Secretary                             Vice Chairman


                                    EXHIBIT B

                         JOHN HANCOCK SPECIAL VALUE FUND
                      Amendments to Investment Restrictions

Current Fundamental Restrictions                               Amended Fundamental Restrictions
----------------------------------------------------------- --------------------------------------------------------
(4) Purchase  securities of an issuer (other                  (4) Purchase securities of an issuer (other
than  the U.S. Government, its agencies or                    than the U.S. Government, its agencies or
instumentalities), if (i) such purchase                       instrumentalities), if, with respect to 75%
would cause  more than 5% of the fund's                       of the fund's  total assets,
total assets taken at market value to be
invested in the  securities of such issuer,                   (i) the purchase  would cause more than
or (ii) such purchase  would at the time                      5% of the fund's total assets taken at
result in more than 10% of the                                market value to be  invested in the
outstanding voting  security of such issuer                   securities of the issuer, or
being held by the fund.
                                                              (ii) the purchase would at the time result
                                                              in more than 10% of the outstanding
                                                              voting securities of the issuer being held
                                                              by the fund.
----------------------------------------------------------- --------------------------------------------------------
(7) Pledge,  mortgage or hypothecate its                      No similar restriction. This restriction was
assets, except to secure indebtedness                         required by state securities
permitted by paragraph (6) above and                          administrators and is no longer required
then only if such pledging,  mortgaging  or                   because of the 1996 preemption of state
hypothecating  does not exceed 33 1/3%                        regulation of mutual funds. The fund's
of the fund's total assets taken at market                    activities related to borrowing are subject
value.                                                        to the limits of fundamental investment
                                                              restriction 6 on borrowing.
----------------------------------------------------------- --------------------------------------------------------

Form of Proxy Card [FRONT]
-------------------------------------------------------------------------------
                                                                          PROXY

                         JOHN HANCOCK SPECIAL VALUE FUND
                     A SERIES OF JOHN HANCOCK CAPITAL SERIES

         The undersigned holder of shares of beneficial interest of John Hancock Special Value Fund hereby constitutes and appoints Anne C. Hodsdon, James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Wednesday, September 16, 1998 at the offices of the fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


ITEM 1: To approve the agreement and plan of reorganization.

|_| FOR             |_| AGAINST         |_| ABSTAIN


ITEM 2: To amend the fund's investment objective to eliminate the reference to income as a secondary consideration.

|_| FOR             |_| AGAINST         |_| ABSTAIN


ITEM 3(a): To eliminate the fund's investment restriction on pledging assets.

|_| FOR             |_| AGAINST         |_| ABSTAIN


ITEM 3(b): To amend the fund's investment restriction on issuer diversification.

|_| FOR             |_| AGAINST         |_| ABSTAIN

Form of Proxy Card [REVERSE]
------------------------------------------------------------------------------

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

                                         o  Please  complete,   sign,  date  and
                                            return  this  proxy in the  enclosed
                                            envelope as soon as possible.

                                         o  Please sign  exactly as your name or
                                            names appear in the box on the left.
                                            When signing as attorney,  executor,
                                            administrator,  trustee or guardian,
                                            please give your full title as such.

                                         o  If a  corporation,  please  sign  in
                                            full  corporate name by president or
                                            other authorized officer.

                                         o  If a partnership, please sign in
                                            partnership name by authorized
                                            person.

                                         Date ___________________________ , 1998
                                         _______________________________________
                                         _______________________________________

                This proxy is solicited by the board of trustees

EDGAR FILING


June 5, 1998


Securities and Exchange Commission
File Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:      John Hancock Capital Series (the "Trust")
          - John Hancock Special Value Fund (the "Fund")
         File Nos. 2-29502; 811-1677  (0000045291)

Ladies and Gentlemen:

         Enclosed herewith for filing on behalf of the Trust, pursuant to Rule 14a-6 Regulation 14A under the Securities Exchange Act of 1934 (the "1934 Act") and Rule 101(a) of Regulation S-T, is the notice of meeting, the proxy statement and the form of proxy to be mailed to Fund shareholders in connection with the meeting of Fund shareholders to be held on September 16, 1998.

         The shareholder meeting to which the proxy materials relate is being held for the purposes set forth in the Notice to Shareholders.

         Pursuant to Rule 14a-6(d) under the 1934 Act, please be advised that the Trust intends to begin mailing the materials to its shareholders on or about July 7, 1998 and proposes to begin printing the proxy materials on or about June 26, 1998. Accordingly, please notify us of any comments as soon as possible.

         If you have any questions or comments concerning the foregoing or the enclosed, please contact either Avery Maher at (617) 375-1672 or the undersigned at (617) 375-1513.

Sincerely,



Alfred P. Ouellette
Attorney and Assistant Secretary

Attachments

cc:  Brion Thompson